UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019

Allegiant Travel Company
_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 7    Regulation FD

Item 7.01    Regulation FD.

Allegiant Travel Company (the “Company”) is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The Exhibit contains certain information about the Company, its financial and operating results, competitive position, fleet strategy and business strategy. This information is being presented at meetings with investors or is otherwise being made available to interested parties. Statements in the presentation included as Exhibit 99.1 regarding the airline industry and market conditions for aircraft are based on management’s views of current market conditions.

The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

Non-GAAP Financial Measures: The Management Presentation contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these financial measures are useful in evaluating the Company’s performance, this information should be considered to be supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the Management Presentation that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future expense, ASM growth, expected capital expenditures, fuel efficiency of our fleet, number of contracted aircraft to be placed in service in the future, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, limitation on growth after our transition to a single fleet type, our reliance on third parties to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of economic conditions on leisure travel, debt covenants and balances, the ability to finance aircraft under contract, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, the ability to successfully finance and develop a resort in Southwest Florida, governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 8    Other Events

Item 8.01    Other Events

On February 7, 2019, the Company announced the expiration of its tender offer (the “Tender Offer”) to purchase for cash any and all of its outstanding $450,000,000 aggregate principal amount of 5.50% Senior Notes Due 2019 (the “Notes”) and solicitation of consents (the “Consent Solicitation”) to proposed amendments to the Indenture, dated as of June 13, 2014 (as amended, the “Indenture”), which governs the Notes, which commenced on January 9, 2019 and the terms and conditions of which are described in the Offer to Purchase and Consent Solicitation Statement, dated as of January 9, 2019, and the related Consent and Letter of Transmittal (collectively, the “Offer to Purchase and Consent Solicitation Materials”) in connection with the Notes. The Tender Offer expired at 12:00 midnight, New York City time, on February 6, 2019 (the “Expiration Time”).

As of the Expiration Time, $347,925,000 aggregate principal amount of the Notes, which represented 77.32% thereof, had been validly tendered (and not validly withdrawn). $345,809,000 aggregate principal amount of the Notes, which represented 76.85% thereof, had been validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time, on January 23, 2019 (the “Early Tender Deadline”) pursuant to the Tender Offer and Consent Solicitation, and the Company purchased all of such Notes on February 5, 2019. The Company purchased all of the $2,116,000 aggregate principal amount of the Notes, which were validly tendered (and not validly withdrawn) after the Early Tender Deadline but at or prior to the Expiration Time, pursuant to the Tender Offer and Consent Solicitation, on February 7, 2019, which constitutes the Final Settlement Date for the Tender Offer, as set forth in the Offer to Purchase and Consent Solicitation Materials.

The consideration paid to the holders of Notes (the “Holders”) who validly tendered (and did not validly withdraw) their Notes after the Early Tender Deadline, but at or prior to the Expiration Time, was $981.03 per $1,000 principal amount of such Notes, plus accrued and unpaid interest, and did not include the early tender premium of $30.00 per $1,000 principal amount of Notes, to which the Holders who validly tendered (and did not validly withdraw) their Notes at or prior to the Early Tender Deadline were additionally entitled, as set forth in the Offer to Purchase and Consent Solicitation Materials.

This Current Report on Form 8-K does not constitute an offer to purchase or a solicitation of consents with respect to the Notes or any other securities of the Company. The Company made the Tender Offer and Consent Solicitation only in jurisdictions in which it was permitted to do so pursuant to applicable law.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

Exhibit No.	Description of Document

99.1	Management Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2019	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Management Presentation